Exhibit 10.10

LETTER AGREEMENT

This Letter Agreement (this “Letter Agreement”) is entered into as of February 24, 2022 between Lionheart Acquisition Corporation II, a Delaware corporation (the “Company”), and Nomura Securities International, Inc. (the “Purchaser”, and together with the Company, the “Parties”). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Letter Agreement shall have the meanings ascribed to them in the Forward Purchase Agreement.

Recitals

WHEREAS, the Parties entered into that certain Forward Purchase Agreement, dated as of August 13, 2020 (the “Forward Purchase Agreement”);

WHEREAS, the Parties wish to amend and restate Section 4(b) of the Forward Purchase Agreement to limit the redemption and liquidation obligations with respect to the Public Shares held by the Purchaser; and

WHEREAS, the Parties wish to amend and restate Section 4(c) of the Forward Purchase Agreement to limit the voting obligations with respect to the Class A Shares held by the Purchaser.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Letter Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

Agreement

1.          Amendment.  Sections 4(b) and 4(c) of the Forward Purchase Agreement are hereby amended and restated in their entirety as set forth below:

“(b)         Redemption and Liquidation. The Purchaser hereby waives, with respect to any Public Shares purchased by it pursuant to this Agreement or other Public Shares purchased by it that are not held directly or indirectly in connection with a third-party client, any redemption rights it may have in connection with (i) the consummation of a Business Combination, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Combination and (ii) any stockholder vote to approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares sold in the IPO if the Company has not consummated an initial Business Combination within the time period set forth in the Charter or in the context of a tender offer made by the Company to purchase Public Shares, it being understood that the Purchaser shall be entitled to redemption and liquidation rights with respect to any Public Shares held by it in the event the Company does not complete a Business Combination and liquidates.

(c)          Voting.  The Purchaser hereby agrees that if the Company seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Purchaser shall vote any Class A Shares purchased by it pursuant to this Agreement or other Class A Shares purchased by it that are not held directly or indirectly in connection with a third-party client, in favor of any proposed Business Combination.  If the Purchaser fails to vote any Class A Shares it is required to vote hereunder in favor of a proposed Business Combination, the Purchaser hereby grants hereunder to the Company and any representative designated by the Company without further action by the Purchaser a limited irrevocable power of attorney to effect such vote on behalf of the Purchaser, which power of attorney shall be deemed to be coupled with an interest.”

2.          Miscellaneous. For the avoidance of doubt, references in the Forward Purchase Agreement to the “Agreement” shall be deemed a reference to the Forward Purchase Agreement as amended by this Letter Agreement.

3.          Counterparts. This Letter Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.          No Other Amendments. Except as otherwise specifically amended in this Letter Agreement, the Forward Purchase Agreement shall remain in full force and effect.

[Signature page follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Letter Agreement to be effective as of the date first set forth above.

PURCHASER:

NOMURA SECURITIES INTERNATIONAL, INC.

By:	/s/ James Chenard
Name: James Chenard
Title: Managing Director

[Signature Page to Letter Agreement]

COMPANY:

LIONHEART ACQUISITION CORPORATION II

By:	/s/ Ophir Sternberg
Name: Ophir Sternberg
Title: Chairman, CEO and President

[Signature Page to Letter Agreement]